EXHIBIT 10-B
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                  ACKNOWLEDGEMENT, CONSENT AND WAIVER
               (Private Foreclosure Sale - Carlyle XIV)


     Reference is made to the following documents (referred to herein, collectively, as the "Carlyle XIV Loan Documents"): (a) that certain Loan Agreement, dated as of December 26, 1985, by and between Carlyle Real Estate Limited Partnership-XIV ("Carlyle XIV") and Wells Fargo Bank, N.A. ("WFB"), successor by merger to Crocker National Bank ("Crocker"), as amended in accordance with its terms, including as modified by that certain Loan Modification Agreement (Carlyle-XIV), dated as of October 24, 1996, by and between Carlyle XIV and WFB; (b) that certain Security Agreement, dated as of December 26, 1985, by and between Carlyle XIV and WFB (as successor by merger to Crocker); (c) that certain Security Agreement (Equipment and Fixtures), executed on or about October 24, 1996, by Carlyle XIV in favor of WFB; (d) that certain Continuing Security Agreement (Rights to Payment and Inventory), executed on or about October 24, 1996, by Carlyle XIV in favor of WFB; (e) that certain Promissory Note, dated December 30, 1985, executed by Carlyle XIV in favor WFB (as successor by merger to Crocker), as amended and restated pursuant to that certain Amended and Restated Promissory Note dated as of October 24, 1996, executed by Carlyle XIV in favor of WFB; (f) that certain Wells Fargo Bank Addendum, dated as of September 30, 1996, by and among Carlyle Real Estate Limited Partnership-XV ("Carlyle XV"), Carlyle XIV, Maguire Partners-Bunker Hill, Ltd. ("Maguire") and WFB; (g) that certain Security Agreement, dated as of September 30, 1996, by and among Maguire/Thomas Partners Development, Ltd. (the "Property Manager"), Carlyle XIV and Carlyle XV; (h) that certain Notice of Assignment from WFB to the Maguire Partners-South Tower, LLC (formerly known as Maguire Thomas Partners-South Tower, LLC, the "LLC"), dated October 24, 1996, and the related Acknowledgement of Receipt of Assignment, dated as of October 24, 1996, executed by the LLC in favor of WFB; (i) that certain Notice of Assignment from WFB to the Property Manger, dated October 24, 1996, and the related Acknowledgement of Receipt of Assignment, dated as of October 24, 1996, executed by the Property Manager in favor of WFB;
(j) that certain Mutual Release, dated as of October 24, 1996, among Carlyle XIV, Carlyle XV, Maguire and WFB; (k) that certain letter from the Property Manager to Carlyle XIV and Carlyle XV regarding the Manager's Payment dated September 30, 1996; (l) that certain letter from Aetna Life Insurance Company to the LLC, the Property Manager, Carlyle XIV, Carlyle XV and WFB regarding Payment of Property Management Fee, dated October 24, 1996; and (m) all other agreements, documents and instruments executed and filed in connection with or relating to the foregoing, including, without limitation, financial statements filed pursuant to the Uniform Commercial Code. WFB assigned all of its rights and interests under the Carlyle XIV Loan Documents to ATC Realty, Inc. (together with its successors and assignees, "ATC Real"), a wholly-owned subsidiary of WFB.

     In connection with ATC Realty's plans to conduct and consummate a private foreclosure sale (the "Foreclosure Sale") on or after September 4, 2002, to sell and transfer the membership interests in the LLC, and certain related collateral, (collectively, the "Carlyle XIV Membership Interests") owned by Carlyle XIV:











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


     (i) Carlyle XIV hereby ratifies, confirms, and reaffirms that it has granted to WFB a perfected, first priority security interest in and lien on the Carlyle XIV Membership Interests pursuant to the Carlyle XIV Loan Documents.

     (ii) Carlyle XIV hereby acknowledges that WFB has assigned to ATC Realty all of its rights and interests with respect to the perfected, first priority security interest in and lien on the Carlyle XIV Membership Interests and the Carlyle XIV Loan Documents.

     (iii) Carlyle XIV hereby ratifies, confirms, and reaffirms that all of the terms and conditions of the (A) Carlyle XIV Loan Documents; (B) that certain Notice of Default dated as of April 11, 2001, from Cheronda B. Guyton to Patrick J. Meara, regarding Carlyle XIV; and (C) that certain Acknowledgement and Waiver dated as of June 7, 2001, executed by Carlyle XIV.

     (iv) Carlyle XIV hereby ratifies, confirms, and reaffirms all the remedies granted under the Carlyle XIV Loan Documents and consents to the acceleration of its respective obligations in connection with the Foreclosure Sale, and to the Foreclosure Sale.

     (v) Carlyle XIV hereby acknowledges and agrees that it has had notice of ATC Realty's intention to conduct the Foreclosure Sale, and further acknowledges and agrees that such notice was sufficient under the Carlyle XIV Loan Documents and reasonable as required under the California Commercial Code. Carlyle XIV further acknowledges and agrees that it has knowledge of the Foreclosure Sale to be consummated on or after September 4, 2002 and, therefore, in accordance with Section 9624 of the California Commercial Code, Carlyle XIV WAIVES any notice, or additional notice, to which it may have been entitled under the terms and conditions of the Carlyle XIV Loan Documents, the California Commercial Code, or otherwise, including, without limitation, any notice or right to notice contained in the Loan Documents.

     (vi) Carlyle XIV hereby acknowledges and agrees that from and after, and conditioned upon, the consummation of the Foreclosure Sale, it shall have no offsets, defenses, or counterclaims against WFB, ATC Realty or any successor or assignee of WFB or ATC Realty with respect to its obligations under the Carlyle XIV Loan Documents or otherwise, and, if at any such time Carlyle XIV has, or ever did have, any such offset, defense, claim or counterclaim against WFB, ATC Realty or any successor or assignee of WFB or ATC Realty, whether known or unknown, at law or in equity, of any kind, nature, or description, from the beginning of the world through this date, then from and after, and conditioned upon, consummation of the Foreclosure Sale (i) all of them are hereby expressly WAIVED, and (ii) each of WFB, ATC Realty and any successor or assignee of WFB or ATC Realty is hereby expressly RELEASED from any liability therefor. From and after, and conditioned upon, the consummation of the Foreclosure Sale, Carlyle XIV hereby expressly WAIVES the benefits of California Civil Code Section 1542 (which provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.") or any similar law of any state or equitable principle. In addition, from and after, and conditioned upon, the consummation of the Foreclosure Sale, Carlyle XIV hereby expressly WAIVES its right to redeem the Carlyle XIV Membership Interests under
Section 9623 of the California Commercial Code or any similar law of any state or equitable principle. The foregoing releases and waivers are being given by Carlyle XIV and are being accepted by WFB and ATC Realty Solely to facilitate the Foreclosure Sale and, notwithstanding anything to the contrary contained herein, the same shall not be effective for any purpose unless and until the Foreclosure Sale is consummated (and if the Foreclosure Sale is not consummated for any reason on or after September 4, 2002, the same shall be deemed void AB INITIO with the same effect as if never given).




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     (vii) Carlyle XIV hereby acknowledges and agrees that it has been advised of the terms and conditions of the Foreclosure Sale (including, without limitation, the time, place and manner of the public disposition), and has received draft copies of the relevant documents (including,without limitation, the proposed forms of Notice of Private Disposition of Collateral and the Secured Party's Bill of Sale. Carlyle XIV further acknowledges and agrees that the sale and transfer of the Carlyle XIV Membership Interests in their present condition is commercially reasonable and that no preparation or processing of the Membership Interests is necessary, and, Carlyle XIV hereby WAIVES any claim or defense against WFB, ATC Realty, any successor or assignee of WFB or ATC Realty and the purchaser of the Carlyle XIV Membership Interests (which may be ATC Realty or a third party; referred to herein as the "Purchaser") alleging that such sale was not commercially reasonable in any or all respects, including, without limitation, that the purchase price is insufficient for the value of the Carlyle XIV Membership Interests being sold, that the sale and transfer of the Carlyle XIV Membership Interests in their present condition, without preparation or processing, is not commercially reasonable or that the method, manner, time, place or terms of such sale are not commercially reasonable.

     (viii) Carlyle XIV hereby acknowledges ATC Realty's right to consummate the Foreclosure Sale and transfer the Carlyle XIV Membership Interests to the Purchaser and agrees not to interfere with same. Carlyle XIV further consents to the consummation of the Foreclosure Sale by ATC Realty to the Purchaser. Carlyle XIV further acknowledges and agrees that upon delivery of the Secured Party's Bill of Sale to the Purchaser by ATC Realty, Carlyle XIV shall not have any further right, title or interest thereafter in and to the Carlyle XIV Membership Interests.

     (ix) The limitations on liability specified in Section 6.13 of the Loan Modification Agreement referenced in the first paragraph hereof are hereby incorporated herein by reference as if fully set forth herein (it being understood and agreed that Carlyle XIV shall not have any personal liability hereunder or in connection herewith).





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     This Acknowledgment, Consent and Waiver shall be construed in accordance with the law of the State of California, and is executed as of September 13, 2002.


                      CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XIV

                      By:   JMB Realty Corporation, general partner


                            /s/ Patrick Meara
                            ------------------------------
                            Name:  Patrick Meara
                            Title: Senior Vice President





AGREED AND ACCEPTED as of September 13, 2002:



ATC REALTY, INC.

By:    /s/ Cheronda B. Guyton
       -----------------------------
Name:  Cheronda B. Guyton
       -----------------------------
Title:  VP
       -----------------------------


By:    /s/ Donna Cummings
       -----------------------------
Name:  Donna Cummings
       -----------------------------
Title:  VP
       -----------------------------



WELLS FARGO

By:    /s/ Cheronda B. Guyton
       -----------------------------
Name:  Cheronda B. Guyton
       -----------------------------
Title:  VP
       -----------------------------


By:    /s/ Donna Cummings
       -----------------------------
Name:  Donna Cummings
       -----------------------------
Title:  VP
       -----------------------------












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